Exhibit 10.12.3
EXECUTION VERSION

AMENDMENT AND CONSENT TO FINANCING AGREEMENT

This AMENDMENT AND CONSENT TO FINANCING AGREEMENT, dated as of
December 31, 2021 (this “Amendment”), is entered into by and between THE TEXAS MEXICAN RAILWAY COMPANY, a Texas corporation, with an address of 427 West 12th Street, Kansas City, MO 64105 (the “Borrower”), and the UNITED STATES DEPARTMENT OF TRANSPORTATION, an agency of the United States of America, acting by and through the Executive Director of the Build America Bureau, replacing the Administrator of the Federal Railroad Administration as successor in delegation of authority to so act, with an address of 1200 New Jersey Avenue, S.E., Washington, DC 20590 (the “Administrator”).

RECITALS:

WHEREAS, the Borrower and the Administrator entered into that certain Financing Agreement, dated June 28, 2005, as amended by that certain Agreement No. 1 to Amend Financing Agreement, Guaranty Agreement, and Issue a Waiver, dated as of February 16, 2007, and as further amended by that certain Amendment to the Financing Agreement Providing for Electronic Delivery of Notices, dated as of July 12, 2017 (as further amended, supplemented or otherwise modified prior to the date hereof, the “Existing Financing Agreement”, and as further amended by this Amendment, the “Financing Agreement”), in connection with the financing of the Project;

WHEREAS, as of the date hereof and prior to giving effect to the Transactions (as defined below), Kansas City Southern, a Delaware corporation (“KCS”), owns 100% of the indirect issued and outstanding equity interests in the Borrower;

WHEREAS, KCS, Canadian Pacific Railway Limited, a Canadian corporation (“CP”), Cygnus Merger Sub 1 Corporation, a Delaware corporation and direct wholly owned subsidiary of CP (“Surviving Merger Sub”), and Cygnus Merger Sub 2 Corporation, a Delaware corporation and direct wholly owned subsidiary of Surviving Merger Sub (“First Merger Sub”), are parties to that certain Agreement and Plan of Merger, dated as of September 15, 2021 (the “Acquisition Agreement”), pursuant to which (a) First Merger Sub shall be merged with and into KCS (the “First Merger”), with KCS surviving the First Merger as a direct wholly owned subsidiary of Surviving Merger Sub and (b) immediately following the First Merger, KCS shall be merged with and into Surviving Merger Sub (the “Second Merger” and, together with the First Merger, the “Mergers”), with Surviving Merger Sub surviving the Second Merger as a direct wholly owned subsidiary of CP under the name of “Kansas City Southern” as reflected in its certificate of incorporation as of the effective time of the Second Merger;

WHEREAS, immediately following the Mergers, through a series of capital contributions by CP and its wholly owned subsidiaries and related transactions (collectively, the “Post-Merger Contributions”), Surviving Merger Sub shall be a direct wholly owned subsidiary of Cygnus Holding Corporation, a Delaware corporation (“Merger Holdco”), which in turn is an indirect wholly owned subsidiary of CP;

WHEREAS, immediately following the Post-Merger Contributions, Merger Holdco shall deposit all of the direct issued and outstanding common shares of Surviving Merger Sub into an independent, irrevocable voting trust (the “Trust”) pursuant to that certain Voting Trust Agreement, dated as of December 14, 2021 (the “Voting Trust Agreement”), by and among CP, Merger Holdco and David L. Starling, as trustee (such deposit, the “Trust Stock Deposit”), pursuant to which the trustee will govern Surviving Merger Sub pursuant to and in accordance with the terms set forth in the Voting Trust Agreement;

WHEREAS, upon the occurrence of the Control Date (as defined in the Acquisition Agreement),
(a) the Trust shall cease and come to an end and the Voting Trust Agreement shall terminate and (b) CP shall assume control over Surviving Merger Sub (such assumption of control by CP, the “Acquisition”, together with the Mergers, the Post-Merger Contributions and the Trust Stock Deposit, the “Transactions”) and shall change its name to “Canadian Pacific Kansas City”;

WHEREAS, the consummation of the Transactions will result in the occurrence of a Change in Control under the Existing Financing Agreement that requires the prior written consent of the Administrator under Section 5.7 (Merger, Acquisition, or Sale of Assets) of the Existing Financing Agreement;

WHEREAS, the Borrower has requested the prior written consent of the Administrator to the Change in Control that will occur solely as a result of the consummation of the Transactions, and the Borrower and the Administrator desire to amend the Existing Financing Agreement to reflect the change in ownership of the Borrower and KCS solely as a result of the consummation of the Transactions, upon the terms and subject to the conditions set forth in this Amendment; and

NOW, THEREFORE, the premises being as stated above, and for good and valuable consideration, the receipt and sufficiency of which are acknowledged to be adequate, and intending to be legally bound hereby, it is hereby mutually agreed by and between the Borrower and the Administrator as follows:

1.DEFINITIONS AND INTERPRETATION

In this Amendment (including the recitals), unless otherwise defined herein or the context otherwise requires, capitalized terms used in this Amendment shall have the respective meanings assigned to such terms in the Existing Financing Agreement. Except as otherwise expressly provided herein, the provisions of Section 1.2 (Interpretation) of the Existing Financing Agreement are hereby incorporated herein mutatis mutandis, with references to “this Agreement” therein deemed to be references to this Amendment. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.

2.AUTHORITY FOR AMENDMENT

This Amendment amends the Existing Financing Agreement and is entered into in accordance with Section 7.13 (Amendments and Waivers) of the Existing Financing Agreement.

3.CONSENT

Subject to the satisfaction of the conditions to effectiveness specified in Section 6(a) hereof, the Administrator hereby consents pursuant to Section 5.7 (Merger, Acquisition, or Sale of Assets) of the Existing Financing Agreement to the occurrence of a Change in Control that will occur solely as a result of the consummation of the Transactions.

4.AMENDMENTS TO THE EXISTING FINANCING AGREEMENT

Subject to the satisfaction of the conditions to effectiveness specified in Section 6(b) hereof, the Existing Financing Agreement shall be amended as follows:

(a)Section 1.1 (Definitions) of the Existing Financing Agreement shall be amended by inserting the following new definition in its appropriate alphabetic location:

2

““CPKC” means Canadian Pacific Kansas City, a Canadian corporation.”.

(b)Section 4.6(a)(i) (Financial and Project Reports) of the Existing Financing Agreement shall be deleted in its entirety and replaced with the following:

“(i)(A) a pro forma profit and loss statement and a pro forma balance sheet of the Borrower as of the end of such calendar year, prepared by the Borrower detailing the pro forma results of operations and financial condition of the Borrower as of the end of such calendar year, and (B) a profit and loss statement, balance sheet, and statement of cash flows of CPKC as of the end of such calendar year, audited and certified (whether or not unqualified, except that it shall not be qualified by scope) by CPKC’s independent certified public accounting firm, detailing the results of operations and financial condition of CPKC as of the end of such calendar year;”.

(c)Section 4.6(c) (Financial and Project Reports) of the Existing Financing Agreement shall be deleted in its entirety and replaced with the following:

“(c) deliver to the Administrator within forty-five (45) days after the end of each quarter (other than the fourth quarter) (i) pro forma financial statements of the Borrower, including a pro forma profit and loss statement and pro forma balance sheet of the Borrower as of the end of such calendar quarter, and (ii) an unaudited profit and loss statement, balance sheet and statement of cash flows of CPKC as of the end of such calendar quarter.”.

5.REPRESENTATIONS AND WARRANTIES

The Borrower hereby represents and warrants to the Administrator, as of the date of this Amendment, as of the Consent Effective Date (as defined below) and as of the Amendment Effective Date (as defined below), as follows:

(a)Power and Authority; Due Execution; Enforceability. The Borrower has full legal right, power and authority to execute and deliver this Amendment and perform its obligations under this Amendment and the Financing Agreement. This Amendment has been duly authorized, executed and delivered by the Borrower, and the officer of the Borrower executing this Amendment is fully authorized to do so. This Amendment constitutes, and as of each of the Consent Effective Date and the Amendment Effective Date the Financing Agreement will constitute, the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as such enforceability (i) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and (ii) is subject to general principles of equity (regardless of whether enforceability is considered in equity or at law).

(b)Non-Contravention. None of the execution, delivery, or performance of this Amendment (or the performance of the Financing Agreement), the consummation of the transactions contemplated herein and therein or the fulfillment of, or compliance with, the terms and conditions hereof and thereof, in each case, by the Borrower will (i) conflict with the certificate of incorporation, articles of incorporation and bylaws or other organizational documents of the Borrower, (ii) conflict in any material respect with, or constitute a violation, breach or default (whether immediately or after notice or the passage of time or both) by the Borrower of or under, any applicable law, administrative rule or regulation, any applicable court or administrative decree or order, or any indenture, mortgage, deed of trust, loan agreement, lease, contract or other agreement or instrument to which the Borrower is a party or by which it or its properties or assets are otherwise subject or bound, or (iii) result in the creation or imposition of any prohibited lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of the Borrower.

3

(c)Consents and Approvals. No consent or approval of any trustee, holder of any Indebtedness of the Borrower or any other person, and no consent, permission, authorization, order or license of, or filing or registration with, any governmental authority is necessary in connection with the execution and delivery of this Amendment by the Borrower or the performance by the Borrower of its obligations hereunder and under the Financing Agreement, except as have been obtained or made and as are in full force and effect.

(d)No Defaults. At the time of (other than to the extent expressly waived by this Amendment), and immediately after giving effect to, this Amendment, (i) no Event of Default or event of default (howsoever described or designated) under any of the Financing Agreement, the Notes, the Deed of Trust, the Guaranty, the KCS Guaranty, the Pledge Agreement (collectively, the “Loan Documents”) or any other document entered into by the Borrower that is material to the Project has occurred and is continuing and (ii) no event has occurred and is continuing or condition exists that, with the giving of notice or the passage of time or both, would constitute an Event of Default or event of default (howsoever described or designated) under any Loan Document or any other document entered into by the Borrower that is material to the Project.

(e)Debarment and Suspension. The Borrower is not presently debarred, suspended, proposed for debarment, declared ineligible or voluntarily excluded by any federal department or agency from participation in contracts, procurement and non-procurement matters with the United States of America or its departments or agencies.

6.EFFECTIVENESS

Notwithstanding anything in this Amendment to the contrary, (a) this Amendment (including the consent contemplated in Section 3 of this Amendment, but excluding the amendments contemplated in Section 4 of this Amendment) shall become effective as of the first date (the “Consent Effective Date”) when each of the following conditions precedent shall have been satisfied or waived in writing by the Administrator: (i) the consummation of the Transactions (other than the Acquisition) shall have occurred (or will occur simultaneously with the effectiveness of this Amendment (other than the amendments contemplated in Section 4 of this Amendment)) and (ii) the Borrower shall have delivered to the Administrator a duly executed copy of this Amendment, and (b) the amendments contemplated in Section 4 of this Amendment shall become effective as of the first date (the “Amendment Effective Date”) when the following condition precedent shall have been satisfied or waived in writing by the Administrator: the consummation of the Transactions shall have occurred (or will occur simultaneously with the effectiveness of the amendments contemplated in Section 4 of this Amendment).

7.RATIFICATION; REAFFIRMATION

(a)This Amendment and all its terms, conditions and provisions shall be deemed to be part of the Existing Financing Agreement. Except as specifically amended and supplemented by this Amendment, all other terms, conditions and provisions of the Existing Financing Agreement (i) are unchanged and (ii) shall remain in full force and effect and are hereby ratified and confirmed by each party hereto, as amended hereby. In the event of any conflict or inconsistency between this Amendment and the Existing Financing Agreement, the terms and provisions of this Amendment shall govern and prevail to the extent necessary to resolve such conflict or inconsistency.

(b)The Borrower, as of the date of this Amendment, the Consent Effective Date and the Amendment Effective Date, hereby expressly (i) acknowledges the terms of this Amendment, and
(ii) reaffirms (A) the covenants and agreements contained in each Loan Document to which it is a party,

4

including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby, and (B) its grant of liens on its assets and real properties, including the Mortgaged Property, to secure the Indebtedness pursuant to the Deed of Trust.

8.LIMITATION OF AMENDMENT; RESERVATION OF RIGHTS

(a)Except as expressly provided in this Amendment, no provision of this Amendment shall be deemed (i) to be a consent, waiver, supplement to or modification of any terms or conditions of the Existing Financing Agreement, any other Loan Document or any of the instruments referred to therein or
(ii) to prejudice any rights or remedies which the Administrator may have now or in the future under or in connection with the Financing Agreement or any other Loan Document.

(b)On and after the Consent Effective Date, each reference in the Financing Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Financing Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Existing Financing Agreement, as amended hereby.

(c)No amendment, modification or termination of any provision of this Amendment shall in any event be effective without the written consent of each of the parties hereto.

9.COUNTERPARTS; ELECTRONIC EXECUTION

This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Electronic delivery of an executed counterpart of a signature page of this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery” and words of like import in this Amendment shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper- based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Electronic Signatures in Global and National Commerce Act, the District of Columbia Uniform Electronic Transactions Act and any other similar state laws based on the Uniform Electronic Transactions Act.

10.GOVERNING LAW

This Amendment shall be governed by the federal laws of the United States of America if and to the extent that such federal laws are applicable and the internal laws of the District of Columbia if and to the extent that such federal laws are not applicable.

11.SEVERABILITY

Any provision of this Amendment that is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions of this Amendment or affecting the validity, enforceability or authorization of such provision in any other jurisdiction.

5

12.BINDING EFFECT

This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted by the Financing Agreement.

13.EXPENSES

The Borrower shall pay to the Administrator, within thirty (30) days after receipt by the Borrower of invoices in respect thereof, the reasonable fees and expenses of the Administrator’s counsel employed by the Administrator for the purposes hereof.

14.HEADINGS

The section headings used herein have been inserted for convenience of reference only and do not constitute matters to be considered in interpreting this Amendment.

[The remainder of this page has been intentionally left blank.]

6

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers that have been duly authorized to do so as of the date first written above.

THE TEXAS MEXICAN RAILWAY COMPANY
By: /s/ Michael W. Cline
Name: Michael W. Cline
Title: VP & Treasurer

[Signature Page to Amendment and Consent to Financing Agreement (TexMex)]

UNITED STATES DEPARTMENT OF TRANSPORTATION, acting by and through the Executive Director of the Build America Bureau
By: /s/ Morteza Farajian
Name: Morteza Farajian
Title: Executive Director

[Signature Page to Amendment and Consent to Financing Agreement (TexMex)]